UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2015

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA  02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting held on March 2, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved a Cash-Based Employee Retention and Incentive Bonus Plan (the “Plan”) applicable to all employees of the Company, including the Company’s named executive officers, as such term is used in Instruction 4 to Item 5.02 of Form 8-K. Employees at the Senior Vice President level and above (the “Executive Officers”) are not eligible to receive the retention portion of the bonus and are only eligible to receive the incentive portion of the bonus. The incentive portion of the bonus amounts are based upon the achievement of three separate corporate goals relating to the Company’s product development pipeline (collectively, the “Goals”), which Goals have been set by the Committee.  The retention bonus and incentive bonus amounts to be paid shall range from 100% to 300% of each employee’s annual target bonus, except that the total bonus amount to all employees at the level of Vice President and above, including the Executive Officers, shall be capped at 200% of their annual target bonus.

The maximum potential incentive bonus payment for each Executive Officer, which equals 200% of the Executive Officer’s current target bonus, is set forth below.

Name	Maximum Incentive Payment Upon Achievement of Goals (1)
Anne Whitaker President and Chief Executive Officer	120%
Chen Schor Executive Vice President, Chief Operating Officer	100%
Marc Schneebaum Senior Vice President, Chief Financial Officer	80%
Vojo Vukovic Senior Vice President, Chief Medical Officer	80%
Arthur McMahon Senior Vice President, Human Resources	80%
Wendy Rieder Senior Vice President, General Counsel	80%

(1)         Represents percentage of the Executive Officer’s base salary as of December 31, 2015.

The retention bonus and incentive bonus payments under the Plan will be paid in cash, subsequent to the certification of the achievement of the Goals by the Committee, with such certification to be finalized and amounts to be paid no later than March 15, 2016.  For an employee (including an Executive Officer) to be eligible to receive payment under the Plan, the employee must be employed by the Company on the date of payment, except that if such employee is terminated by the Company without cause prior to the date of payment, he or she shall still be eligible to receive payment of the retention portion of the bonus and, to the extent that any of the Goals have been achieved as of the date of termination, the incentive portion of the bonus for the Goals achieved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: March 6, 2015	/s/ Marc Schneebaum
Marc Schneebaum
Senior Vice President and Chief Financial Officer

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